UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 8, 2020

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Due to circumstances and uncertainty surrounding the effects of the outbreak of the coronavirus (COVID-19), Party City Holdco Inc. (the “Company” or “Party City”) has determined that it will delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “Quarterly Report”) by up to 45 days in reliance on the SEC’s March 25, 2020 Order (Release No. 34-88465) (the “Order”). The Order allows for the delay of certain filings required under the Securities and Exchange Act of 1934, as amended.

The Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding the spread of COVID-19 throughout North America. In particular, COVID-19 and measures implemented to reduce the spread of the virus have limited access to the Company’s facilities and disrupted its normal interactions with its accounting personnel, legal advisors, auditors and others involved in the preparation of the Quarterly Report. Notwithstanding the foregoing, the Company expects to file the Quarterly Report no later than June 25, 2020, 45 days after the original due date of the Quarterly Report. If the First Quarter 10-Q is filed by June 25, 2020, it will be deemed timely filed by the SEC.

In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 with the following risk factor:

Our business, operations, financial condition and liquidity have been and may continue to be materially and adversely affected by the outbreak of COVID-19, a novel coronavirus.

In March 2020, the World Health Organization declared COVID-19 a global pandemic, and governmental authorities around the world have implemented measures to reduce the spread of the virus. The global spread of COVID-19 and the measures to contain it have negatively impacted the global economy, disrupted global supply chains, and created significant volatility and disruption in financial markets. In response to COVID-19, to safeguard the health and safety of its team members and customers, the Company temporarily closed all of its corporate retail stores as of March 17, 2020. Although the Company’s e-commerce site, www.partycity.com, remains fully operational and the number of stores offering curbside pickup continues to expand, quarantines, stay-at-home orders and related measures have significantly reduced consumer spending as well as customer demand for our products. In addition, these restrictions and other dislocations caused by the outbreak have disrupted our planning, branding and administrative functions, as well as that of our suppliers, transporters and customers, which will make it more difficult for our business to recover even after we are able to reopen. As a result, our business, operations, financial condition and liquidity have been and may continue to be materially and adversely affected. Further, the disruption to the global economy and to our business, along with the decline in our stock price, may negatively impact the carrying value of certain assets, including inventories, accounts receivables, intangibles, and goodwill. The full extent to which COVID-19 and the measures to contain it will impact our business, operations financial condition and liquidity will depend on the severity and duration of the COVID-19 outbreak and other future developments related to the response to the virus all of which are highly uncertain. As a result, we cannot predict the ultimate impact of COVID-19 on the Company and its operational and financial performance.

Forward-Looking Statements

This Current Report contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance and include Party City’s expectations to preserve its financial health and flexibility through its aggressive focus on expense, inventory and capital expenditure reduction. The forward-looking statements contained in this Current Report are based on management’s good-faith belief and reasonable judgment based on current information, and these statements are qualified by important risks and uncertainties, many of which are beyond our control, that could cause our actual results to differ materially from those forecasted or indicated by such forward-looking statements. These risks and uncertainties include: potential risks and uncertainties relating to the ultimate geographic spread of the coronavirus (COVID-19); economic slowdown affecting consumer spending and general economic conditions, including as a result of the COVID-19 pandemic; the severity of the disease; the duration of the COVID-19 outbreak; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and foreign sourcing; the impacts of COVID-19 on the Company’s financial condition and business operation; and the additional risks and uncertainties set forth in “Risk Factors” in Party City’s Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent reports filed with or furnished to the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by any applicable laws, Party City assumes no obligation to publicly update or revise such forward-looking statements, which are made as of the date hereof or the earlier date specified herein, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Party City HOLDCO Inc.

Date: May 8, 2020	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer